LEASES	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Leases [Abstract]
LEASES
LEASES
Operating Leases
The Company leases a total of eleven skilled nursing facilities from unaffiliated owners under non-cancelable leases, all of which have rent escalation clauses and provisions for payments of real estate taxes, insurance and maintenance costs. Each of the skilled nursing facilities that are leased by the Company are subleased to and operated by third-party tenants. The Company also leases certain office space located in Suwanee, Georgia and Atlanta, Georgia. The Atlanta office space is subleased to a third-party tenant.

As of March 31, 2017, the Company is in compliance with all operating lease financial and administrative covenants.
Future Minimum Lease Payments
Future minimum lease payments for each of the next five years ending December 31, are as follows:

(Amounts in 000’s)
2017 (a)	$6,167
2018	8,331
2019	8,492
2020	8,671
2021	8,830
Thereafter	46,456
Total	$86,947

(a) Estimated minimum lease payments for the year ending December 31, 2017 include only payments to be recorded after March 31, 2017.
Leased and Subleased Facilities to Third-Party Operators
The Company leases or subleases 26 facilities (15 owned by the Company and 11 leased to the Company) to third-party tenants on a triple net basis, meaning that the lessee (i.e., the third-party tenant of the property) is obligated under the lease or sublease, as applicable, for all costs of operating the property, including insurance, taxes and facility maintenance, as well as the lease or sublease payments, as applicable.
Peach Health. On June 18, 2016, ADK entered into the Peach Health Sublease with Peach Health Sublessee, providing that Peach Health Sublessee would take possession of and operate as subtenant: (i) an 85-bed skilled nursing facility located in Tybee Island, Georgia (the “Oceanside Facility”); (ii) a 50-bed skilled nursing facility located in Tybee Island, Georgia (the “Savannah Beach Facility”); and (iii) a 131-bed skilled nursing facility located in Jeffersonville, Georgia (the “Jeffersonville Facility”), The Jeffersonville and Oceanside facilities were previously decertified by CMS in February and May 2016, respectively, for deficiencies related to its operations and maintenance of the facility while operated by the previous sublessee (see Part II, Item 8, Notes to Consolidated Financial Statements, Note 7 - Leases included in the Annual Report for additional information). The Jeffersonville Facility and the Oceanside Facility were recertified by CMS as of December 20, 2016 and February 7, 2017, respectively, which are the Rent Commencement Dates for such facilities.

The Peach Health Sublease became effective for the Jeffersonville Facility on June 18, 2016, and for the Savannah Beach and Oceanside Facilities on July 13, 2016 (the date on which ADK accepted possession of the facilities from the previous sublessee). The Peach Health Sublease is structured as a triple net lease, except that ADK assumes responsibility for the cost of certain deferred maintenance at the Savannah Beach Facility and capital improvements that may be necessary for the Oceanside and Jeffersonville Facilities in connection with recertification by CMS. Rent for the Savannah Beach Facility, the Oceanside Facility and the Jeffersonville Facility is $0.3 million, $0.4 million and $0.6 million per annum, respectively; provided, however, that rent is only $1 per month for the Oceanside and Jeffersonville Facilities until the respective Rent Commencement Dates. In addition, for the Oceanside and Jeffersonville Facilities, Peach Health Sublessee is entitled to three months of $1 per month rent following the respective Rent Commencement Dates and, following such three-month period, five months of rent discounted by 50%. The annual rent for each of the Peach Facilities will escalate at a rate of 3% each year pursuant to the Peach Health Sublease, and the term of the Peach Health Sublease for all three Peach Facilities expires on August 31, 2027.

In connection with the Peach Health Sublease, the Company extended the Peach Line to the Peach Health Sublessee for up to $1.0 million for operations at the Peach Facilities (the “Peach Line” or “Peach Note”), with interest accruing on the unpaid balance under the Peach Line at a starting interest rate of 13.5%, increasing by 1% per annum. The entire principal amount due under the Peach Line, together with all accrued and unpaid interest thereunder, shall be due one year from the date of the first disbursement. The Peach Line is secured by a first priority security interest in Peach Health Sublessee’s assets and accounts receivable pursuant to a security agreement executed by Peach Health Sublessee (see Note 17 - Subsequent Events). At March 31, 2017, there was a $1.0 million outstanding balance on the Peach Line.

Arkansas Leases and Facilities. Until February 3, 2016, the Company subleased through its subsidiaries (the “Aria Sublessors”) nine facilities located in Arkansas (collectively, the “Arkansas Facilities”) to affiliates (the “Aria Sublessees”) of Aria Health Group, LLC (“Aria”) pursuant to separate sublease agreements (the “Aria Subleases”). Effective February 3, 2016, the Company terminated each Aria Sublease due to the applicable Aria Sublessee’s failure to pay rent pursuant to the terms of such sublease. From February 5, 2016 to October 6, 2016, nine wholly-owned subsidiaries of the Company (each, a “Skyline Lessor”) leased the Arkansas Facilities to Skyline Healthcare LLC (“Skyline”), or an affiliate of Skyline (the “Skyline Lessee”), pursuant to a Master Lease Agreement, dated February 5, 2016 (the “Skyline Lease”). The term of the Skyline Lease commenced on April 1, 2016. In connection with the Skyline Lease, the Skyline Lessors entered into an Option Agreement, dated February 5, 2016, with Joseph Schwartz, the manager of Skyline, pursuant to which Mr. Schwartz, or an entity designated by Mr. Schwartz (the “Purchaser”), had an exclusive and irrevocable option to purchase the Arkansas Facilities at a purchase price of $55.0 million, consisting of cash consideration in the amount of $52.0 million and a promissory note with a principal amount of $3.0 million. The Company completed the sale of the Arkansas Facilities to the Purchaser on October 6, 2016. For further information see Part II, Item 8, Notes to Consolidated Financial Statements, Note 7 - Leases included in the Annual Report for additional information).

Future minimum lease receivables from the Company’s facilities leased and subleased to third party tenants for each of the next five years ending December 31 are as follows:

(Amounts in 000's)
2017 (a)	$15,731
2018	21,825
2019	22,298
2020	22,825
2021	23,402
Thereafter	132,193
Total	$238,274
(a) Estimated minimum lease receivables for the year ending December 31, 2017, include only payments to be received after March 31, 2017.

For further details regarding the Company’s leased and subleased facilities to third-party operators, see Note 17 - Subsequent Events below and Part II, Item 8, Notes to Consolidated Financial Statements, Note 7 - Leases included in the Annual Report.

LEASES
Operating Leases
The Company leases a total of eleven skilled nursing facilities from unaffiliated owners under non-cancelable leases, most of which have rent escalation clauses and provisions for payments of real estate taxes, insurance and maintenance costs; each of the skilled nursing facilities that are leased by the Company are subleased to and operated by third-party tenants. The Company also leases certain office space located in Atlanta and Suwanee, Georgia. The Atlanta office space is subleased to a third-party entity.
Foster Prime Lease. Eight of the Company's skilled nursing facilities (collectively, the "Georgia Facilities") are leased under a single master indivisible arrangement, by and between ADK Georgia, LLC, a Georgia limited liability company and subsidiary of the Company (“ADK”), and William M. Foster ("Lessor"), as landlord (the "Prime Lease"). Under the Prime Lease, a breach at a single facility could subject one or more of the other facilities covered by the same master lease to the same default risk. In addition, other potential defaults related to an individual facility may cause a default of the entire Prime Lease. With an indivisible lease, it is difficult to restructure the composition of the portfolio or economic terms of the lease without the consent of the landlord.
On August 14, 2015, ADK and Lessor entered into an amendment to the Prime Lease (the “Second Amendment”) whereby the parties amended the Prime Lease to extend its initial term by seven years, resulting in a new lease termination date of August 31, 2027. In consideration for the extension, among other things, the Company agreed to: (i) pay to Lessor a fee of $575,000; (ii) release to Lessor upon the earlier of January 1, 2016 or the termination of the Prime Lease one month of pre-paid rent in the amount of $398,000; (iii) release to Lessor upon the earlier of January 1, 2017 or the termination of the Prime Lease the security deposit paid under the Prime Lease in the amount of $500,000; and (iv) pay to Lessor within ten days of the end of each quarter a payment of $26,000. The annual base rent due in the first year immediately following the execution of the Second Amendment is approximately $5.3 million.
Under the Second Amendment, the Company (and not Lessor) is responsible for the cost of maintaining the Georgia Facilities, including the cost to repair or replace all structural or capital items due to ordinary wear and tear.
Pursuant to the Second Amendment: (i) Lessor consented to ADK’s sublease of the Georgia Facilities to a third-party tenant and ADK agreed to obtain Lessor’s consent prior to any future sublease of any of the Georgia Facilities; and (ii) the Company executed a lease guaranty for the benefit of Lessor whereby the Company guaranteed the performance of all of ADK’s obligations under the Prime Lease. In connection with such guaranty, the Company also consented to being primarily responsible for all of ADK’s obligations under the Prime Lease, thereby allowing Lessor to proceed directly against the Company, without having taken any prior action against ADK, should ADK be in default under the Prime Lease.
On September 9, 2015 ADK and Lessor entered into a third amendment to the Prime Lease whereby commencing on July 1, 2016 and continuing during lease years two through five, rent increases at 2.0% annually and then increases at 2.5% annually for the remainder of the lease term.
Bonterra/Parkview Master Lease. Two of the Company's facilities are leased under a single indivisible agreement (the "Bonterra/Parkview Master Lease"); therefore, a breach at a single facility could subject the second facility to the same default risk. On September 1, 2015, the Bonterra/Parkview Master Lease was amended (the "Bonterra/Parkview Master Lease Amendment"), whereby the parties agreed to: (i) extend its initial term by three years, resulting in a new lease termination date of August 31, 2025; (ii) provide consent to the sublease of the two facilities to a third-party operator; and (iii) extend the optional renewal terms to two separate twelve-year renewal periods. In consideration for the amended terms, among other things, the Company agreed to a monthly increase in base rent equal to 37.5% of the difference between the base rent owed by the Company under the Bonterra/Parkview Master Lease and the base rent owed to the Company by the new sublease operator. The annual base rent due in the first year immediately following the execution of the Bonterra/Parkview Master Lease Amendment is approximately $1.9 million.
Covington Prime Lease. One of the Company's facilities is leased under an agreement dated August 26, 2002, as subsequently amended (the "Covington Prime Lease"), by and between the Company and Covington Realty, LLC. On August 1, 2015, the Covington Prime Lease was amended (the "Covington Prime Lease Amendment"), whereby the parties agreed to: (i) provide consent to the sublease of the facility to a third-party operator; (ii) extend the term of the lease to expire on April 30, 2025; and (iii) set the annual base rent, effective May 1, 2015 and continuing throughout the lease term, equal to 102% of the immediately preceding lease year's base rent. The annual base rent due in the first year immediately following the execution of the Covington Prime Lease Amendment is approximately $0.6 million.

Future Minimum Lease Payments
Future minimum lease payments for each of the next five years ending December 31 are as follows:

(Amounts in 000's)
2017	$8,126
2018	8,308
2019	8,492
2020	8,671
2021	8,830
Thereafter	46,456
Total	$88,883

Leased and Subleased Facilities to Third-Party Operators
In connection with the Company's transition to a self-managed real estate investment company, 26 facilities (15 owned by us and 11 leased to us) are leased or subleased on a triple net basis, meaning that the lessee (i.e., the new third-party operator of the property) is obligated under the lease or sublease, as applicable, for all costs of operating the property, including insurance, taxes and facility maintenance, as well as the lease or sublease payments, as applicable.
Termination of Arkansas Leases. Until February 3, 2016, the Company subleased through its subsidiaries (the “Aria Sublessors”) the Arkansas Facilities to affiliates (the “Aria Sublessees”) of Aria Health Group, LLC (“Aria”) pursuant to separate sublease agreements (the “Aria Subleases”). Effective February 3, 2016, the Company terminated each Aria Sublease due to the applicable Aria Sublessee’s failure to pay rent pursuant to the terms of such sublease. The term of each Aria Sublease was approximately fifteen (15) years, and the annual aggregate base and special rent payable to the Company under the Aria Subleases was approximately $4.2 million in the first year of such subleases and the base rent was subject to specified annual rent escalators.

On July 17, 2015, the Company made a short-term loan to Highlands Arkansas Holdings, LLC, an affiliate of Aria (“HAH”), for working capital purposes, and, in connection therewith, HAH executed a promissory note (the “ HAH Note”) in favor of the Company. Since July 17, 2015, the HAH Note has been amended from time to time and at December 31, 2015 and December 31, 2016, had an outstanding principal amount of $1.7 million and $1.0 million respectively and matured on December 31, 2015. The Company received $0.7 million in partial repayment of the HAH Note during the second quarter of 2016. The Company is currently seeking the repayment of the remaining balance of the HAH Note and expects repayment.

Lease of Arkansas Facilities. From February 5, 2016 to October 6, 2016, nine wholly-owned subsidiaries of the Company (each, a “Skyline Lessor”) leased the Arkansas Facilities to Skyline Healthcare LLC (“Skyline”), or an affiliate of Skyline (the “Skyline Lessee”), pursuant to a Master Lease Agreement, dated February 5, 2016 (the “Skyline Lease”). The term of the Skyline Lease commenced on April 1, 2016. The initial lease term of the Skyline Lease was fifteen (15) years with two (2) separate renewal terms of five (5) years each. The Skyline Lease provided for annual rent in the first year of $5.4 million, and an annual rent escalator of 2.5% each year during the initial term and any subsequent renewal terms. Skyline guaranteed the obligations of its affiliates.

Sale of Arkansas Facilities. In connection with the Skyline Lease, the Skyline Lessors entered into an Option Agreement, dated February 5, 2016, with Joseph Schwartz, the manager of Skyline, pursuant to which Mr. Schwartz, or an entity designated by Mr. Schwartz (the “Purchaser”), had an exclusive and irrevocable option to purchase the Arkansas Facilities at a purchase price of $55.0 million, which the Purchaser could exercise in accordance with such agreement until May 1, 2016.

On April 22, 2016, the Purchaser delivered notice to the Company of its intent to exercise its option to purchase the Arkansas Facilities. Pursuant to such purchase option, on May 10, 2016, the Skyline Lessors and the Purchaser entered into a Purchase and Sale Agreement (the “Purchase Agreement”) whereby the Skyline Lessors agreed to sell, and the Purchaser agreed to buy, the Arkansas Facilities, together with all improvements, fixtures, furniture and equipment pertaining to such facilities (except for certain leased business equipment) and the Skyline Lessors’ intangible assets (including intellectual property) relating to the operation of the nursing home business at such facilities, for an aggregate purchase price of $55.0 million. Pursuant to the Purchase Agreement the purchase price consisted of: (i) a deposit of $1.0 million deposited by the Purchaser with an escrow agent at the time of the Purchaser’s exercise of the purchase option; (ii) cash consideration of $51.0 million to be paid at closing; and (iii) the Skyline Note from the Purchaser in favor of the Skyline Lessors with a principal amount of $3.0 million, to be executed and delivered at closing. For further information, see Note 3 - Liquidity and Profitability.

On July 14, 2016, August 26, 2016 and September 29, 2016, the Skyline Lessors entered into separate letter agreements with Skyline and the Purchaser, which in the aggregate amended the Purchase Agreement to extend the date by which the purchase and sale of the Arkansas Facilities was required to close from August 1, 2016 to October 6, 2016 and increased the deposit payable by the Purchaser from $1.0 million to $1.8 million.

On October 6, 2016, the Company completed the sale of the Arkansas Facilities to the Purchaser pursuant to the Purchase Agreement, as amended (see Note 11 - Discontinued Operations).

New Beginnings. On January 22, 2016, New Beginnings filed petitions to reorganize its finances under the U.S. Bankruptcy Code. New Beginnings operated the Oceanside Facility, the Savannah Beach Facility and the Jeffersonville Facility (collectively, the “New Beginnings Facilities”) pursuant to a master lease dated November 3, 2015, with the Company. The Jeffersonville Facility was decertified by CMS in February 2016 for deficiencies related to its operations and maintenance of the facility and in May 2016, a Notice of Involuntary Termination from CMS was issued to New Beginnings indicating that its operations at the Oceanside Facility were not in substantial compliance with CMS Requirements. From January 1, 2016 until June 4, 2016, New Beginnings paid de minimis rent for the Oceanside and Savannah Beach Facilities and did not pay rent for the Jeffersonville Facility.

On March 4, 2016, due to defaults by New Beginnings, the Company petitioned the Bankruptcy Court to lift the automatic stay to enable the Company to regain possession of the New Beginnings Facilities. Prior to the court ruling on the motion, the Company entered into a consent order (the “Consent Order”) with New Beginnings, the debtors’ creditors’ committee, which represents the unsecured creditors in the proceedings, and Gemino Healthcare Finance, LLC (the debtors’ secured lender), in which the Company agreed to give the creditors’ committee until June 4, 2016 to sell all of New Beginnings’ assets, including the leasehold interests and personal property for the New Beginnings Facilities. The Consent Order further provided that if the creditors’ committee was unable to sell the assets by such date, the automatic stay would be lifted and the Company would be allowed to reclaim possession of the New Beginnings Facilities. The court signed the Consent Order on May 9, 2016, and it was entered on the docket on May 10, 2016. The automatic stay was lifted as of June 4, 2016, thereby allowing the Company to take possession of the New Beginnings Facilities from New Beginnings.

Peach Health. On June 18, 2016, ADK entered into the Peach Health Sublease with Peach Health Sublessee, providing that Peach Health Sublessee would take possession of the Peach Facilities and operate them as a subtenant.

The Peach Health Sublease became effective for the Jeffersonville Facility, on June 18, 2016 and for the Savannah Beach and Oceanside Facilities on July, 13, 2016 (the date on which ADK accepted possession of the facilities from New Beginnings).
The Peach Health Sublease is structured as a triple net lease, except that ADK assumes responsibility for the cost of certain deferred maintenance at the Savannah Beach Facility and capital improvements that may be necessary for Peach Health Sublessee to recertify the Oceanside and Jeffersonville Facilities with CMS so they are eligible for Medicare and Medicaid reimbursement. The term of the Peach Health Sublease for all three Peach Facilities expires on August 31, 2027.
As of December 31, 2016, the Company has invested $0.8 million in the Oceanside and Jeffersonville Facilities.
Rent for the Savannah Beach Facility, the Oceanside Facility and the Jeffersonville Facility is $0.3 million, $0.4 million and $0.6 million per annum, respectively. In addition, with respect to the Oceanside and Jeffersonville Facilities, Peach Health Sublessee is entitled to $1 per month rent until the first month after recertification by CMS and three months thereafter and, following such three-month period, five months of rent discounted by 50%. In addition, in the event that the Savannah Beach Facility is decertified due to any previous non-compliance attributable to New Beginnings, rent for such facility will revert to $1 a month until it is recertified along with the other facilities. The annual rent for each of the Peach Facilities will escalate at a rate of 3% each year pursuant to the Peach Health Sublease.
Under the terms of the Peach Health Sublease, Peach Health Sublessee agreed to use its best efforts to pursue recertification of the Jeffersonville and Oceanside Facilities with CMS as soon as possible. In connection therewith, Peach Health Sublessee created an operating plan for such recertification, including a timetable and estimate of funds required from ADK for capital improvements for each such facility and submitted such plan to ADK for approval within sixty days of the commencement date of the Peach Health Sublease (a “Recertification Plan”). During the third quarter of 2016, the parties reached agreement on the terms of the Recertification Plan for both facilities.
On December 20, 2016, the Jeffersonville Facility was recertified by CMS and received a new Medicare/Medicaid provider contract. For further information regarding the recertification of the Oceanside Facility, see Note 19 - Subsequent Events.
In connection with the Peach Health Sublease, the Company has extended to Peach Health Sublessee a working capital line of credit of up to $1.0 million for operations at the Peach Facilities (the “Peach Line”), with interest accruing on the unpaid balance under the Peach Line at an interest rate of 13.5% per annum. The entire principal amount due under the Peach Line, together with all accrued and unpaid interest thereunder, shall be due one year from the date of the first disbursement. The Peach Line is secured by a first priority security interest in Peach Health Sublessee’s assets and accounts receivable pursuant to a security agreement executed by Peach Health Sublessee. At December 31, 2016, there was a $0.7 million outstanding balance on the Peach Line. On April 7, 2017, the Company modified certain terms of the Peach Note in connection with the Peach Health Sublesses’ securing a $2.5 million working capital loan from a third party lender (see Note 19 - Subsequent Events).

Future Minimum Lease Receivables
Future minimum lease receivables for each of the next five years ending December 31 are as follows:

(Amounts in 000's) (a)
2017	$20,744
2018	21,824
2019	22,299
2020	22,825
2021	23,402
Thereafter	132,193
Total	$243,287
(a) Recertification of the Jeffersonville and Oceanside Facilities occurred on December 20, 2016 and February 7, 2017, respectively.
The following is a summary of the Company's leases to third-parties and which comprise the future minimum lease receivables of the Company. The terms of each lease are structured as "triple-net" leases. Each lease contains specific rent escalation amounts ranging from 2.0% to 3.0% annually. Further, each lease has one or more renewal options. For those facilities where the Company subleases, the renewal option in the sublease agreement is dependent on the Company's renewal of its lease agreement.

		Initial Lease Term
		Commencement	Expiration	Initial
Facility Name	Operator Affiliation (1)	Date	Date	Annual Rent
				(Thousands)
Owned
Eaglewood ALF	Beacon Health Management	8/1/2015	7/31/2025	$720
Eaglewood Care Center	Beacon Health Management	8/1/2015	7/31/2025	720
H&C of Greenfield	Beacon Health Management	8/1/2015	7/31/2025	360
Southland Healthcare	Beacon Health Management	11/1/2014	10/31/2024	900
The Pavilion Care Center	Beacon Health Management	8/1/2015	7/31/2025	360
Attalla Health Care	C.R. Management	12/1/2014	8/31/2030	1,080
Autumn Breeze	C.R. Management	9/30/2015	9/30/2025	840
College Park	C.R. Management	4/1/2015	3/31/2025	600
Coosa Valley Health Care	C.R. Management	12/1/2014	8/31/2030	900
Glenvue H&R	C.R. Management	7/1/2015	6/30/2025	1,140
NW Nursing Center	Southwest LTC	12/31/2015	11/30/2025	300
Quail Creek	Southwest LTC	12/31/2015	11/30/2025	660
Georgetown Health	Symmetry Healthcare	4/1/2015	3/31/2030	288
Mountain Trace Rehab	Symmetry Healthcare	6/1/2015	5/31/2030	648
Sumter Valley Nursing	Symmetry Healthcare	4/1/2015	3/31/2030	770
Subtotal Owned Facilities (15)				$10,286
Leased
Covington Care	Beacon Health Management	8/1/2015	4/30/2025	$780
Lumber City	Beacon Health Management	11/1/2014	8/31/2027	840
LaGrange	C.R. Management	4/1/2015	8/31/2027	960
Thomasville N&R	C.R. Management	7/1/2014	8/31/2027	324
Jeffersonville	Peach Health	6/18/2016	8/31/2027	636
Oceanside	Peach Health	7/13/2016	8/31/2027	432
Savannah Beach	Peach Health	7/13/2016	8/31/2027	252
Bonterra	Wellington Health Services	9/1/2015	8/31/2025	1,020
Parkview Manor/Legacy	Wellington Health Services	9/1/2015	8/31/2025	1,020
Powder Springs	Wellington Health Services	4/1/2015	8/31/2027	2,100
Tara	Wellington Health Services	4/1/2015	8/31/2027	1,800
Subtotal Leased Facilities (11)				$10,164
Total (26)				$20,450
(1) Represents the number of facilities which are leased or subleased to separate tenants, which tenants are affiliates of the entity named in the table above.
Our leases and subleases are by facility with tenants that are separate legal entities affiliated with the above operators. All facilities are skilled nursing facilities except for Eaglewood ALF which is an assisted living facility. All facilities have renewal provisions of one term of five years except facilities (Mountain Trace, Quail Creek, NW Nursing, Sumter Valley, and Georgetown) which have two renewal terms with each being five years. The leases also contain standard rent escalations that range from 2.0% to 3.0% annually.